                     STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement is entered into as of June 20, 2003, by and among the shareholders of Air-

Q Corp., a Nevada corporation ("Air-Q NV"), executing this Agreement (such shareholders are referred to herein as

"Sellers"), and Covenant Financial Corporation, a Delaware corporation ("Purchaser"), in light of the following facts:

     WHEREAS, Air-Q NV is a start-up business engaged in the wireless Internet access business; and

     WHEREAS, Purchaser is a publicly-held company whose common stock is quoted on the OTC

     Bulletin Board; and

     WHEREAS, Purchaser desires to acquire all of the outstanding shares of common stock of Air-Q

     NV; and

     WHEREAS, Sellers desire to sell their respective shares of common stock of Air-Q NV to

     Purchaser on the terms and conditions set forth in this Agreement; and

     WHEREAS, Purchaser and Sellers desire that the transaction contemplated herein constitute a tax-

     free transaction within the scope of Section 351 of the Internal Revenue Code, as amended.

                           WITNESSETH:

     THEREFORE, the Agreement of the parties, the promises of each being consideration for the promises of the other:

I. DEFINITIONS

     Whenever used in this Agreement, the following terms shall have the meanings set forth below, including the exhibit hereto or amendments hereof.

     (a) "Agreement" shall mean this Stock Purchase Agreement and all exhibits hereto or amendments hereof.

     (b) "Knowledge of Purchaser" or matters "known to Purchaser" shall mean matters actually known to the Board of Directors or officers of Purchaser, or which reasonably should be or should have been known by them upon reasonable investigation.

     (c) "Knowledge of Sellers" or matters "known to Sellers" shall mean matters actually known to the

Board of Directors or officers of Air-Q NV, or which reasonably should be or should have been known by them upon reasonable investigation.

     (d) "Purchaser" shall mean Covenant Financial Corporation, a Delaware corporation.

     (e) "Sellers" shall mean those persons executing this Agreement as shareholders of Air-Q NV.

     (f) "Securities Act" shall mean the Securities Act of 1933, as amended, and includes the rules and regulations of the Securities and Exchange Commission ("SEC") promulgated thereunder, as such shall then be in effect.

     Any term used herein to which a special meaning has been ascribed shall be construed in accordance with either (1) the context in which such term is used, or (2) the definition provided for such terms in the place in this

Agreement at which such term is first used.

II. DISCLOSURES

     Purchaser hereby acknowledges that it has had the opportunity to ask questions of, and receive answers from, the principals of Air-Q NV regarding its business plan and otherwise investigate the matters contained therein.

Specifically, Purchaser understands that Air-Q NV may never earn a profit or have its common stock traded publicly in any market. Thus, Purchaser understands that it may be required to hold the shares of Air-Q NV indefinitely.

     Sellers, and each of them, hereby acknowledge that they have had the opportunity to ask questions of, and receive answers from, the principals of Purchaser regarding its business plan and otherwise investigate the matters contained therein. Specifically, Purchaser understands that Purchaser may never earn a profit. Thus, Sellers, and each of them, understand that they may be required to hold the shares of Purchaser indefinitely.

III. PURCHASE AND SALE

     Sellers hereby sell to Purchaser and Purchaser hereby buys from Sellers the following securities:

               a total of 11,000,000 shares of the $.0001 common stock of

               Air-Q NV, which shares shall comprise all of the issued and outstanding shares of capital stock of Air-Q NV.

     The shares of common stock of Air-Q NV shall be sold to Purchaser at the price and subject to all of the terms and conditions set forth herein.

IV. PURCHASE PRICE - PAYMENT

     Purchaser shall deliver to Sellers a total of 11,000,000 shares of its $.001 par value common stock in payment of the 11,000,000 shares of the $.0001 par value common stock of Air-Q NV owned by them, which payment shall be delivered as provided in paragraph V hereinbelow.

V. ISSUANCE OF SHARES OF PURCHASER; DELIVERY OF SHARES OF AIR-Q NV

     Purchaser shall cause the 11,000,000 shares of its common stock to be issued hereunder to be delivered as provided in paragraph V hereinbelow.

     Sellers shall cause the 11,000,000 shares of the common stock of Air-Q NV to be sold hereunder to be delivered as provided in paragraph V hereinbelow.

VI. THE EXCHANGE

     Upon the mutual execution of this Agreement, Purchaser agrees to deliver forthwith a total of 11,000,000 shares of its $.001 par value common stock, in the names of Sellers, required to be delivered pursuant to paragraph

IV hereof. Upon receipt of such shares of common stock, Sellers shall deliver to Purchaser certificates representing a total of 11,000,000 shares of the $.0001 par value common stock of Air-Q NV, duly endorsed to Purchaser.

VII. REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to Sellers:

     (a) Organization and Corporate Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in all jurisdictions where the ownership of property or maintenance of an office would require qualification.

Purchaser has all requisite corporate power and authority, governmental permits, consents, authorizations,

registrations, licenses and memberships necessary to own its property and to carry on its business in the places where such properties are now owned and operated or such business is being conducted.

     (b) Subsidiaries. Purchaser has no subsidiary corporation.

     (c) Options, Warrants and Rights. Prior to the consummation of the transactions contemplated by this

Agreement, Purchaser has no outstanding options, warrants or rights, conversion rights or other agreements for the purchase or acquisition from Purchaser of any shares of its capital stock.

     (d) Issuance of the Shares of Purchaser Common Stock. The shares of common stock of Purchaser,

when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-

assessable, and will be free and clear of any liens or encumbrances and, to the knowledge of Purchaser, will be issued in compliance with applicable state and federal laws.

     (e) Financial Condition. Purchaser is a development stage company without significant revenues and is substantially illiquid. Purchaser requires substantial additional capital with which to implement its business plan.

There is no assurance that Purchaser will obtain such needed capital or that its business plan, when implemented,

will prove to be successful.

     (f) Undisclosed or Contingent Liabilities. To the best knowledge of Purchaser and to its officers and directors, Purchaser has no material liabilities and, to the best knowledge of the officers and directors of Purchaser,

Purchaser has no contingent liabilities.

     (g) Litigation. Purchaser is not a party to any suit, action, proceeding, investigation or labor dispute

(collectively "actions") pending or currently threatened against it other than administrative matters arising in the ordinary course of business .

     (h) Compliance with Agreements. The execution and performance of this Agreement will not result in any violation or be in conflict with any agreement to which Purchaser is a party.

     (i) Title to Property and Assets. Purchaser has good and marketable title to its properties and assets free and clear of all mortgages, liens, security interests and encumbrances.

     (j) Franchises and Permits; Taxes and Other Liabilities. To the knowledge of Purchaser, it has all franchises, permits, licenses, orders and approvals of any federal, state, local or foreign government of self regulatory body (collectively, the "Permits") that are material to or necessary for the conduct of its business. To the knowledge of Purchaser, it has no outstanding tax liabilities, no unsatisfied final judgment or valid lien filed against it or any of its property.

     (k) Governmental Consents. To the knowledge of Purchaser, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of Purchaser is required in connection with the valid execution, delivery and performance of this Agreement.

     (l) Authorization. All corporate action on the part of Purchaser and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, for the performance of

Purchaser's obligations hereunder and for the issuance and delivery of the securities comprising the Units has been taken. This Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of

Purchaser.

     (m) Regulatory Compliance. To the knowledge of Purchaser, it is in compliance with all applicable environmental regulations relating to its business operations, as well as all applicable regulations promulgated by the

Federal Communications Commission.

     (n) Employee Matters. To the knowledge of Purchaser, it is in compliance with all laws and regulations applicable to employee-related matters.

     (o) Suppliers and Customers. To the knowledge of Purchaser, its relations with its suppliers and customers are good.

     (p) Purchaser represents and warrants that the shares of Air-Q NV common stock are being acquired solely for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others.

     (q) Purchaser further consents to the placement of the following legend, or a legend similar thereto, on the certificates representing shares of Air-Q NV common stock:

          "THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION

          FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF

          1933, AS AMENDED, AND MA Y NOT BE TRANSFERRED WITHOUT AN OPINION OF

          COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT ANY SUCH

          PROPOSED TRANSFER IS IN ACCORDANCE WITH ALL APPLICABLE LAWS, RULES

          AND REGULATIONS."

VIII. REPRESENTATIONS AND WARRANTIES OF SELLERS

     Sellers, and each of them, represent and warrant to Purchaser:

     (a) Organization and Corporate Authority. Air-Q NV is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business as a foreign corporation in all jurisdictions where the ownership of property or maintenance of an office would require qualification. Air-Q NV has all requisite corporate power and authority, governmental permits, consents, authorizations, registrations,

licenses and memberships necessary to own its property and to carry on its business in the places where such properties are now owned and operated or such business is being conducted.

     (b) Subsidiaries. Air-Q NV has no subsidiary corporation.

     (c) Options, Warrants and Rights. Prior to the consummation of the transactions contemplated by this

Agreement, Air-Q NV has no outstanding options, warrants or rights, conversion rights or other agreements for the purchase or acquisition from Air-Q NV of any shares of its capital stock.

     (d) Shares of Air-Q NV Common Stock. The shares of common stock of Air-Q NV required to be delivered hereunder are duly and validly issued, fully paid and non-assessable.

     (e) Financial Condition. Air-Q NV is a development stage company without significant revenues and is substantially illiquid. Air-Q NV requires substantial additional capital with which to implement its business plan.

There is no assurance that Air-Q NV will obtain such needed capital or that its business plan, when implemented,

will prove to be successful.

     (f) Undisclosed or Contingent Liabilities. To the best knowledge of Air-Q NV and to its officers and directors, Air-Q NV has no material liabilities and, to the best knowledge of the officers and directors of Air-Q NV,

Air-Q NV has no contingent liabilities.

     (g) Litigation. Air-Q NV is not a party to any suit, action, proceeding, investigation or labor dispute

(collectively "actions") pending or currently threatened against it other than administrative matters arising in the ordinary course of business .

     (h) Compliance with Agreements. The execution and performance of this Agreement will not result in any violation or be in conflict with any agreement to which Air-Q NV is a party.

     (i) Title to Property and Assets. Air-Q NV has good and marketable title to its properties and assets free and clear of all mortgages, liens, security interests and encumbrances.

     (j) Franchises and Permits; Taxes and Other Liabilities. To the knowledge of Air-Q NV, it has all franchises, permits, licenses, orders and approvals of any federal, state, local or foreign government of self regulatory body (collectively, the "Permits") that are material to or necessary for the conduct of its business. To the knowledge of Air-Q NV, it has no outstanding tax liabilities, no unsatisfied final judgment or valid lien filed against it or any of its property.

     (k) Governmental Consents. To the knowledge of Air-Q NV, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of Air-Q NV is required in connection with the valid execution, delivery and performance of this Agreement.

     (l) Regulatory Compliance. To the knowledge of Air-Q NV, it is in compliance with all applicable environmental regulations relating to its business operations, as well as all applicable regulations promulgated by the

Federal Communications Commission.

     (m) Employee Matters. To the knowledge of Air-Q NV, it is in compliance with all laws and regulations applicable to employee-related matters.

     (n) Suppliers and Customers. To the knowledge of Air-Q NV, its relations with its suppliers and customers are good.

     (o) All corporate or other similar action on the part of each of Sellers, if required, necessary for the authorization, execution and delivery of this Agreement, for the performance of Sellers' obligations hereunder and for the delivery of the required securities has been taken. This Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of Sellers, and each of them.

     (p) Sellers', and each of them, represent and warrant that the shares of Purchaser common stock are being acquired solely for their own respective accounts for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others.

     (q) Sellers, and each of them, further consent to the placement of the following legend, or a legend similar thereto, on the certificates representing shares of Purchaser common stock:

          "THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION

          FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF

          1933, AS AMENDED, AND MA Y NOT BE TRANSFERRED WITHOUT AN OPINION OF

          COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT ANY SUCH

          PROPOSED TRANSFER IS IN ACCORDANCE WITH ALL APPLICABLE LAWS, RULES

          AND REGULATIONS."

IX. MISCELLANEOUS

     Survival of Covenants. Unless otherwise waived as provided herein, all covenants agreements,

representations and warranties of the parties made in this Agreement and in the financial statements or other written information delivered or furnished in connection therewith and herewith shall survive the Exchange hereunder, and shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

     Arbitration. In the event of a dispute between the parties hereto that arises out of this Agreement, the parties hereby agree to submit such dispute to arbitration before the American Arbitration Association (the

"Association") at its Dallas, Texas, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

     Governing Law. This Agreement shall be deemed to be a contract made under, governed by and construed in accordance with the substantive laws of the State of Louisiana.

     Counterparts. This Agreement may be executed simultaneously in counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same documents.

     Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns and administrators of the parties hereto.

     Entire Agreement. This Agreement, the other agreements and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

                              "PURCHASER":

                              COVENANT FINANCIAL CORPORATION

                              By: /s/ WADDELL D. LOFLIN

                                   Waddell D. Loflin

                                   Vice President

                              "SELLERS":

                              /s/ DAVID M. LOFLIN

                              David M. Loflin

                              FMF INVESTMENTS, LTD.

                              By: Three Point Properties, LLC

                                   its general partner

                              By: /s/ ERIC NEWLAN

                                   Eric Newlan

                                   Vice President